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                                                                   EXHIBIT 10.10

                                 PROMISSORY NOTE

$32,000.00                                               VOLUSIA COUNTY, FLORIDA


                FOR VALUE RECEIVED, SYNDICATED FOOD SERVICE INTERNATIONAL, INC. agrees and promises to pay to the order of ROBERT KLEZMER, the principal sum of Thirty-Two Thousand Dollars ($32,000.00) with interest thereon at the rate of ten percent (10%) per annum from September 26, 2003, until payment of the Note, no later than September 26, 2004; the interest being payable as set forth below in lawful money of the United States of America at Daytona Beach, Florida, or such other address as the holder from time to time may specify by written notice to the maker. The principal and interest shall be paid prior to September 26, 2004, or the Note will be in default. The indebtedness evidenced by this Note may be prepaid in whole or in part at any time without penalty or premium.

                If there is a default in the payment of the Note pursuant to the above terms, ROBERT KLEZMER will be entitled to an immediate, ex-parte entry of a Final Judgment in the amount of $32,000.00 plus 10% interest from September 26, 2003, until the date of Final Judgment which Final Judgment will also accrue interest at the rate of 10%, including the cost of collection, including all costs and attorney's fees. This Note is incorporated by reference into an Agreement and Mutual Release of all claims that is signed in conjunction with this Promissory Note.

                Each maker and endorser waives presentment, protest, notice of protest and notice of dishonor and agrees to pay reasonable attorneys fees and expenses in the enforcement of this Note prior or subsequent to judgment and in any and all trial and appellate tribunals, whether suit be brought or not, if, after maturity of this Note or default, counsel shall be employed to collect this Note.

                DATED this 12th day of November, 2003.



                                              SYNDICATED FOOD SERVICE
                                              INTERNATIONAL, INC.

                                              ----------------------------------
                                              By:
                                                 -------------------------------



                                              PETER SCHOENTHALER, ESQUIRE
                                              Attorney for Defendants